INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Beard Company:

We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 1995 annual report on Form 10-K of The Beard Company.


                                KPMG PEAT MARWICK LLP

                                KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
June 17, 1996